Federal Life Variable Annuity Account A
(A Unit Investment Trust)
Annual Report
December 31, 2021
Annual Report of
Federal Life Variable Annuity Account A
Prepared and Provided by:
Federal Life Insurance Company
3750 West Deerfield Road
Riverwoods, Illinois 60015
This report is submitted for the general information
of owners of Federal Life Variable Annuity Account A contracts. The report is not authorized for distribution to prospective purchasers of variable
annuity contracts
unless it is accompanied by an effective prospectus. Statement of Assets and Liabilities 1-2
Statements of Operations and Changes in Net Assets 3-5
Notes to Financial Statements 6-15
Report of Independent Registered Public
Accounting Firm 16-17
Report of Independent Registered Public
Accounting Firm
on Internal Controls Required by the SEC
 under Form N-CEN 18-19
Federal Life Variable Annuity Account A
Annual Report
December 31, 2021
Contents
(A Unit Investment Trust)
See notes to financial statements.
1
Assets:
Investments at Fair Value (Note B) Number
of Shares Share Value Total Value
Vanguard Wellesley Income Fund
Admiral Class Non-Qualified Shares (Cost $1,162,594) 22,467.577 $ 7 0.13 $ 1 ,575,651
Vanguard Long-Term Corporate Fund
Investor Class Qualified Shares (Cost $21)
 5.398 $ 1 0.92 5 9
Admiral Class Non-Qualified Shares
(Cost $572,441) 61,342.029 $ 1 0.92 6 69,855
Vanguard Windsor Fund
Admiral Class Qualified Shares (Cost $475,703)
12,592.813 $ 8 1.55 1,026,944
Admiral Class Non-Qualified Shares
(Cost $6,828,697) 192,201.082 $ 8 1.55 1 5,673,998
Vanguard Wellington Fund
Admiral Class Qualified Shares
(Cost $67,281) 1,849.561 $ 8 3.80 1 54,993
Admiral Class Non-Qualified Shares
(Cost $3,717,492) 89,966.699 $ 8 3.80 7,539,210
Vanguard U.S. Growth Fund (See Note B)
Admiral Class Qualified Shares
(Cost $54,138) 1,147.720 $ 168.46 1 93,345
Admiral Class Non-Qualified Shares
(Cost $598,885) 19,296.654 $ 168.46 3,250,714
Vanguard Federal Money Market Fund
Investor Class Qualified Shares
(Cost $40,127) 40,126.890 $ 1 .00 4 0,127
Investor Class Non-Qualified Shares
(Cost $788,361) 788,361.490 $ 1 .00 7 88,361
Total Investments 3 0,913,257
Funds held by Federal Life Insurance Company 294,040
Total Assets 3 1,207,297
Liabilities
Total Liabilities -
Total Net Assets Attributable to
Variable Annuity Contract Owners $ 3 1,207,297
Federal Life Variable Annuity Account A
Statement of Assets and Liabilities
December 31, 2021
See notes to financial statements.
2
Net Assets Attributable to Variable Annuity
Contract Owners Number of Units Unit Value
Total Value
Vanguard Wellesley Income Fund
Admiral Class Non-Qualified Accumulation
Units 34,046.005 $ 45. 77 $ 1, 558,309
Vanguard Long-Term Corporate Fund
Investor Class Qualified Accumulation
Units 0.000 $ 28. 24 0
Admiral Class Non-Qualified Accumulation
Units 23,142.867 $ 29. 06 672,519
Vanguard Windsor Fund
Admiral Class Qualified Accumulation
Units 6,042.137 $ 141. 29 853,663
Reserve for Payout Annuity 594,041
Admiral Class Non-Qualified Accumulation
Units 158,493.035 $ 98. 64 15,633,250
Reserve for Payout Annuity 7, 459
Vanguard Wellington Fund
Admiral Class Qualified Accumulation
Units 2,248.609 $ 68. 66 154,386
Admiral Class Non-Qualified Accumulation
Units 109,106.034 $ 68. 66 7,491,080
Vanguard U.S. Growth Fund (See Note B)
Admiral Class Qualified Accumulation
Units 911.988 $ 202. 36 184,548
Admiral Class Non-Qualified Accumulation
Units 16,005.556 $ 202. 36 3,238,854
Vanguard Federal Money Market Fund
Investor Class Qualified Accumulation
Units 8,864.552 $ 4. 48 39,687
Investor Class Non-Qualified Accumulation
Units 174,110.355 $ 4. 48 779,501
Total Assets Attributable to Variable
Annuity Contract Owners $ 31,207,297
Federal Life Variable Annuity Account A
Statement of Assets and Liabilities (Continued)
December 31, 2021
See notes to financial statements.
3
Admiral Class
Non-Qualified
Admiral Class
Non-Qualified
2021 2020
Income - Reinvested dividends
$ 53,709 $ 47,783
Expense - Mortality and expense
13,541 12,811
Net investment income 40,168 34,972
Net realized gain (loss) on investments
40,325 21,599
Net unrealized gain (loss) on investments
37,542 59,061
Increase (decrease) in net assets from
operations 118,035 115,632
Transfers, purchases, and redemptions
(141,910) ( 94,615)
Increase (decrease) in net assets
(23,875) 21,017
Net assets, beginning of year
1,582,184 1, 561,167
Net assets, end of year
$ 1, 558,309 $ 1, 582,184
Investor Class
Qualified
Investor Class
Qualified
Admiral Class
Non-Qualified
Admiral Class
Non-Qualified
2021 2020 2021 2020
Income - Reinvested dividends
$ 2 $ 2 $ 21, 461 $ 33,051
Expense - Mortality and expense 0 0 5,637 6, 949
Net investment income
2 2 15, 824 26,102
Net realized gain (loss) on investments
1 2 13, 590 19,925
Net unrealized gain (loss) on investments
(3) (4) (51,158) 63,971
Increase (decrease) in net assets from
operations 0 0 (21,744) 109,997
Transfers, purchases, and redemptions
0 0 0 (210,000)
.. .
Increase (decrease) in net assets
0 0 (21,744) ( 100,003)
Net assets, beginning of year
0 0 694, 263 794,266
Net assets, end of year
$ 0 $ 0 $ 672, 519 $ 694, 263
Vanguard Long-Term Corporate Fund
Federal Life Variable Annuity Account A
Statements of Operations and Changes in Net Assets
For the Years Ended December 31, 2021 and 2020
Vanguard Wellesley Income Fund
See notes to financial statements.
4
Admiral Class
Qualified
Admiral Class
Qualified
Admiral Class
Non-Qualified
Admiral Class
Non-Qualified
2021 2020 2021 2020
Income - Reinvested dividends
$ 48, 309 $ 47, 089 $ 683,612 $ 482, 679
Expense - Mortality and expense
14, 114 13, 861 123, 986 94,702
Net investment income
34, 195 33, 228 559, 626 387,977
Net realized gain (loss) on investments
62,227 51,154 949,784 519,724
Net unrealized gain (loss) on investments
305, 052 35, 511 1,868,568 ( 197,476)
Increase (decrease) in net assets from
operations 401, 474 119, 893 3,377,978 710,225
Transfers, purchases, and redemptions
( 515,529) ( 168,424) (339,694) ( 1,156,295)
Increase (decrease) in net assets ( 114,055)
( 48,531) 3,038,284 ( 446,070)
Net assets, beginning of year 1, 561,759
1, 610,290 12, 602,425 13, 048,494
Net assets, end of year $ 1,447,704
$ 1,561,759 $ 15, 640,709 $ 12,602,425
Admiral Class
Qualified
Investor Class
Qualified
Admiral Class
Non-Qualified
Admiral Class
Non-Qualified
2021 2020 2021 2020
Income - Reinvested dividends $ 4, 605 $ 3, 115
$ 224,030 $ 149, 381
Expense - Mortality and expense 1,213
979 58, 871 46,710
Net investment income 3,392 2,136 165,159
102,671
Net realized gain (loss) on investments
7,984 6,564 388, 341 319,386
Net unrealized gain (loss) on investments
12, 278 2,917 594, 363 137,182
Increase (decrease) in net assets from
operations 23, 654 11, 617 1,147,863 559,239
Transfers, purchases, and redemptions
0 0 ( 1,933) 62,682
Increase (decrease) in net assets
23, 654 11, 617 1,145,930 621,921
Net assets, beginning of year
130, 732 119, 115 6,345,150 5, 723,229
Net assets, end of year
$ 154, 386 $ 130, 732 $ 7, 491,080 $ 6, 345,150
Vanguard Wellington Fund
Federal Life Variable Annuity Account A
Statements of Operations and
Changes in Net Assets (Continued)
For the Years Ended December 31, 2021 and 2020
Vanguard Windsor Fund
See notes to financial statements.
5
Admiral Class
Qualified
Admiral Class
Qualified
Admiral Class
Non-Qualified
Admiral Class
Non-Qualified
2021 2020 2021 2020
Income - Reinvested dividends
$ 4, 261 $ 709 $ 71,631 $ 9, 277
Expense - Mortality and expense
1,673 1,502 26,828 19, 646
Net investment gain (loss) 2,588 (793)
44,803 ( 10,369)
Net realized gain (loss) on investments
18, 712 7,923 314,612 103,633
Net unrealized gain (loss) on investments
(165) 86, 904 ( 24,494) 1, 013,173
Increase (decrease) in net assets from
operations 21, 135 94, 034 334,921 1, 106,437
Transfers, purchases, and redemptions
(52,500) (12,117) (19,657) (183,466)
Increase (decrease) in net assets ( 31,365)
81, 917 315,264 922, 971
Net assets, beginning of year 215, 913 133,
996 2, 923,590 2, 000,619
Net assets, end of year $ 184, 548 $ 215, 913
$ 3, 238,854 $ 2,923,590
Investor Class
Qualified
Investor Class
Qualified
Investor Class
Non-Qualified
Investor Class
Non-Qualified
2021 2020 2021 2020
Income - Reinvested dividends
$ 3 $ 24 $ 82 $ 3, 850
Expense - Mortality and expense
265 93 6, 725 7,083
Net investment gain (loss) (262) ( 69) (6,643) ( 3,233)
Net realized gain (loss) on investments 0 0 0 0
Net unrealized gain (loss) on investments 0 (0 ) 0 (77) Increase (decrease) in net assets from operations (262) ( 69) (6,643) ( 3,310)
Transfers, purchases, and redemptions
0 35, 335 (47,040) ( 12,000)
Increase (decrease) in net assets
(262) 35, 266 ( 53,683) ( 15,310)
Net assets, beginning of year
39, 949 4,683 833,184 848, 494
Net assets, end of year $ 39, 687
$ 39, 949 $ 779, 501 $ 833, 184
Vanguard Federal Money Market Fund
Federal Life Variable Annuity Account A
Statements of Operations and
Changes in Net Assets (Continued)
For the Years Ended December 31, 2021 and 2020
Vanguard U.S. Growth Fund (See Note B)
6
Note B - Investments
Purchases Sales Purchases Sales
Vanguard Wellesley Income Fund
$ 0 $ 141,910 $ 0 $ 94, 615
Vanguard Long-Term Corporate Fund
0 0 0 210,000
Vanguard Windsor Fund 130,831 986,054 0 1,324,719
Vanguard Wellington Fund 0 1,933 135,000 72,318
Vanguard U.S. Growth Fund 0 72,157 40,883 236,466
Vanguard Federal Money Market Fund 30,000
77,040 40,000 16,665
Total $ 160,831 $ 1,279,094 $ 215,883 $ 1,954,783
As of April 5, 2019, Vanguard Morgan
Growth Fund merged with Vanguard U.S. Growth Fund.
On this date, all invested assets in the
Vanguard Morgan Growth Fund were transferred to the
Vanguard U.S. Growth Fund. All mention of the Vanguard
U.S. Growth Fund in
this report prior to this date, refer to the original
Vanguard Morgan Growth Fund.
The cost of purchases and proceeds from sales of
investments for the years ended December 31 were as follows:
2021 2020
Federal Life Variable Annuity Account A
Notes to Financial Statements
December 31, 2021
Note A - The Account: Organization and
Basis of Presentation
Federal Life Variable Annuity Account A (the Account)
is a separate account of Federal Life Insurance
Company (Federal Life). The
Account is registered as a unit investment trust
 under the Investment Company Act of 1940. The
Account is an investment company
and follows the accounting and reporting guidance
as required under ASC 946, Financial Services -
Investment Companies.
Under applicable insurance law, the assets and
liabilities of the Account are identified and
distinguished from Federal Life's other
assets and liabilities. The portion of the
Account's assets applicable to the variable
annuity contracts is not chargeable with liabilities
arising out of any other business Federal
Life may conduct.
Net assets allocated to contracts in the payout
period are computed according to the Annuity 2000
Mortality table. The assumed
investment return is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 3.5%
to 7.0%, as regulated by
the laws of the respective states. The mortality
risk is fully borne by Federal Life and may result
in additional amounts being
transferred into the Account by Federal Life to cover greater longevity of annuitants than expected.
Conversely, if amounts allocated
exceed amounts required, transfers may be made
to Federal Life.
The preparation of the financial statements in
conformity with accounting principles generally
accepted in the United States of
America (GAAP) requires management to make
estimates and assumptions that affect the
amounts reported in the financial
statements and accompanying notes. Actual results
could differ from those estimates.
The Account has evaluated the recognition and
disclosure of subsequent events for its 2021
financial statements through February 24,
2022, the date the financial statements were issued.
The Net Asset Value (NAV) of the investments
in each mutual fund represents the fair value
of the shares. Investment transactions are
accounted for on the trade date. Dividends and
short-term capital gain distributions are
recorded as income on the ex-dividend trade
date, with the distributions being reinvested.
Long-term capital gain distributions are recorded
on the ex-dividend date as the net
realized and unrealized gain (loss) by investments,
 with the distribution being reinvested. Cost
represents the average cost of shares
purchased, less redemptions.
7
Note E - Changes in Units Outstanding
Admiral Class
Non-Qualified
Admiral Class
Non-Qualified
2021 2020
Unit value, beginning of year $ 42. 52 $ 39. 51
Unit value, end of year $ 45. 77 $ 42. 52
Number of units outstanding, beginning of year
37,212.708 39,516.075
Net contract purchase payments 0 0
Withdrawals (3,166.703) (2,303.367)
Transfers between Account divisions, net 0 0
Number of units outstanding, end of year
34,046.005 37,212.708
Investor Class
Qualified
Investor Class
Qualified
Admiral Class
Non-Qualified
Admiral Class
Non-Qualified
2021 2020 2021 2020
Unit value, beginning of year
$ 29. 18 $ 25. 51 $ 30. 00 $ 26. 20
Unit value, end of year $ 28. 24
$ 29. 18 $ 29. 06 $ 30. 00
Number of units outstanding,
beginning of year 0 0 23,142.867 30,310.924
Net contract purchase payments 0 0 0 0
Withdrawals 0 0 0 0
Transfers between Account divisions,
net 0 0 0 (7,168.057)
Number of units outstanding,
end of year 0 0 23,142.867 23,142.867
Vanguard Long-Term Corporate Fund
Note D - Federal Income Taxes
The operations of the Account form a part of,
and are taxed with, the operations of Federal Life,
which is taxed as a life insurance
company under the Internal Revenue Code (IRC).
Under the current provisions of the IRC, the
Company does not expect to incur
federal income taxes on the earnings of the Account
to the extent the earnings are credited to contract
owners. Accordingly,
earnings and realized capital gains of the Account attributable to the contract owners are excluded in the determination of the
federal income tax liability of Federal Life, and
no charge is being made to the Account for federal
income taxes for these amounts.
Federal Life will review this tax accounting in the
event of changes in tax law. Such changes in the law
may result in a charge for
federal income taxes.
Vanguard Wellesley Income Fund
Deductions of 0.00233% per daily valuation period
(annual basis of 0.85%) of the current value of
the Account are made to Federal
Life for mortality and expense assurances for
the Vanguard Portfolios.
Federal Life Variable Annuity Account A
Notes to Financial Statements (Continued)
December 31, 2021
Note C - Mortality and Expense Assurances
8
Admiral Class
Qualified
Admiral Class
Qualified
Admiral Class
Non-Qualified
Admiral Class
Non-Qualified
2021 2020 2021 2020
Unit value, beginning of year $ 111. 22
$ 104. 33 $ 77.65 $ 72.84
Unit value, end of year $ 141. 29 $ 111. 22
$ 98.64 $ 77.65
Number of units outstanding, beginning of year 9,
152.867 10, 196.978 162,212.600 179,048.591
Net contract purchase payments 0 0 1,487.012 0
Withdrawals ( 3,110.730) ( 402.492) ( 5,206.577)
(15,831.965)
Transfers between Account divisions, net 0 (641.619)
0 (1,004.026)
Number of units outstanding, end of year 6, 042.137
9, 152.867 158,493.035 162,212.600
Admiral Class
Qualified
Investor Class
Qualified
Admiral Class
Non-Qualified
Admiral Class
Non-Qualified
2021 2020 2021 2020
Unit value, beginning of year $ 58.14 $ 52.97
$ 58.14 $ 52.97
Unit value, end of year $ 68.66 $ 58.14 $ 68.66
$ 58.14
Number of units outstanding, beginning of year 2,
248.609 2, 248.609 109,136.851 108,040.638
Net contract purchase payments 0 0 0 2,441.829
Withdrawals 0 0 ( 30.817) ( 38.372)
Transfers between Account divisions, net 0 0 0
(1,307.244)
Number of units outstanding, end of year 2, 248.609
2, 248.609 109,106.034 109,136.851
Vanguard Wellington Fund
Vanguard Windsor Fund
Federal Life Variable Annuity Account A
Notes to Financial Statements (Continued)
December 31, 2021
Note E - Changes in Units Outstanding (Continued)
9
Admiral Class
Qualified
Admiral Class
Qualified
Admiral Class
Non-Qualified
Admiral Class
Non-Qualified
2021 2020 2021 2020
Unit value, beginning of year $ 181. 48 $ 115. 31
$ 181. 48 $ 115. 31
Unit value, end of year $ 202. 36 $ 181. 48
$ 202. 36 $ 181. 48
Number of units outstanding, beginning of year 1,
189.707 1, 162.067 16, 109.370 17, 350.207
Net contract purchase payments 0 397.829 0 0
Withdrawals (119.968) (191.185) (103.814) (359.936)
Transfers between Account divisions, net
(157.752) (179.004) 0 (880.901)
Number of units outstanding, end of year 911.
988 1, 189.707 16, 005.556 16, 109.370
Investor Class
Qualified
Investor Class
Qualified
Investor Class
Non-Qualified
Investor Class
Non-Qualified
2021 2020 2021 2020
Unit value, beginning of year $ 4.51 $ 4.53
$ 4.51 $ 4.53
Unit value, end of year $ 4.48 $ 4.51
$ 4.48 $ 4.51
Number of units outstanding, beginning of
year 8, 848.474 1, 033.206 184,544.264 187,188.641
Net contract purchase payments
6,661.468 8,848.473 0 0
Withdrawals (6,645.390) (1,033.205)
(10,433.910) (2,644.377)
Transfers between Account divisions,
net 0 0 0 0
Number of units outstanding, end of year
8, 864.552 8, 848.474 174,110.355 184,544.264
Vanguard Federal Money Market Fund
Federal Life Variable Annuity Account A
Notes to Financial Statements (Continued)
December 31, 2021
Note E - Changes in Units Outstanding (Continued)
Vanguard U.S. Growth Fund (See Note B)
10
Year Units Unit Value Net Assets
Investment
Income Ratio
Expenses as a % of
Average Assets
Total
Return
2021 34, 046.005 $ 45.77 $ 1, 558,309 3.42% 0.85% 7.46%
2020 37, 212.708 42. 52 1, 582,184 3.04% 0.85% 7.41%
2019 39, 516.075 39. 51 1, 561,167 3.40% 0.85% 17.56%
2018 23, 089.094 34. 21 789,878 2.87% 0.85% -2.90%
2017 39, 377.194 35. 38 1, 393,316 3.00% 0.85% 9.34%
Year Units Unit Value Net Assets
Investment
Income Ratio
Expenses as a % of
Average Assets
Total
Return
2021 0.000 $ 28.24 $ 0 0.00% 0.85% 0.00%
2020 0.000 29. 18 0 0.00% 0.85% 0.00%
2019 0.000 25. 51 0 0.00% 0.85% 0.00%
2018 0.000 20. 72 0 0.00% 0.85% 0.00%
2017 0.000 22. 16 0 0.00% 0.85% 0.00%
Year Units Unit Value Net Assets
Investment
Income Ratio
Expenses as a % of
Average Assets
Total
Return
2021 23, 142.867 $ 29.06 $ 672,519 3.14% 0.85% -3.13%
2020 23, 142.867 30. 00 694,263 4.44% 0.85% 13.85%
2019 30, 310.924 26. 20 794,266 4.52% 0.85% 19.57%
2018 30, 310.924 21. 92 664,282 4.12% 0.85% -3.48%
2017 30, 310.924 22. 71 688,220 4.31% 0.85% 11.08%
Admiral Class Non-Qualified
Note F - Summary of Units Outstanding, Unit Values,
Expenses and Total Return for Each of the Five
Years in the Period
Ended December 31
Vanguard Long-Term Corporate Fund
Investor Class Qualified
Federal Life Variable Annuity Account A
Notes to Financial Statements (Continued)
December 31, 2021
Admiral Class Non-Qualified
Vanguard Wellesley Income Fund
Vanguard Long-Term Corporate Fund
(2) Does not include reserve for payout annuity.
(3) Does include reseve for payout annuity.
11
Year Units (2) Unit Value Net Assets (2)
Investment
Income Ratio
Expenses as a % of
Average Assets
Total (3)
Return
2021 6, 042.137 $ 141.29 $ 853,663 3.21% 0.85% 25.71%
2020 9, 152.867 111. 22 1, 018,017 2.97% 0.85% 7.45%
2019 10, 196.978 104. 33 1, 063,872 1.93% 0.85% 30.68%
2018 10, 624.442 80. 62 856,547 2.09% 0.85% -9.38%
2017 11, 555.560 92. 78 1, 072,138 1.86% 0.85% 20.14%
Year Units (2) Unit Value Net Assets (2)
Investment
Income Ratio
Expenses as a % of
Average Assets
Total (3)
Return
2021 158,493.035 $ 98. 64 $ 15,633,250 4.84% 0.85% 26.80%
2020 162,212.600 77. 65 12, 595,930 3.76% 0.85% 5.44%
2019 179,048.591 72. 84 13, 041,764 2.28% 0.85% 28.71%
2018 189,283.887 56. 29 10, 653,847 2.38% 0.85% -12.25%
2017 209,040.264 64. 77 13, 540,579 2.14% 0.85% 18.20%
Year Units (2) Unit Value Net Assets
Investment
Income Ratio
Expenses as a % of
Average Assets
Total (3)
Return
2021 2, 248.609 $ 68. 66 $ 154,386 3.23% 0.85% 18.09%
2020 2, 248.609 58. 14 130,732 2.49% 0.85% 9.75%
2019 2, 248.609 52. 97 119,115 2.76% 0.85% 21.54%
2018 1, 895.109 51. 72 98, 007 2.78% 0.85% -4.25%
2017 1, 895.109 54. 01 102,351 2.97% 0.85% 13.75%
Federal Life Variable Annuity Account A
Notes to Financial Statements (Continued)
December 31, 2021
Note F - Summary of Units Outstanding, Unit Values,
Expenses and Total Return for Each of the Five Years
in the Period
Ended December 31 (Continued)
Investor Class Qualified
Vanguard Windsor Fund
Admiral Class Non-Qualified
Vanguard Wellington Fund
Admiral Class Qualified
Vanguard Windsor Fund
12
Year Units Unit Value Net Assets
Investment
Income Ratio
Expenses as a % of
Average Assets
Total
Return
2021 109,106.034 $ 68. 66 $ 7, 491,080
3.24% 0.85% 18.09%
2020 109,136.851 58. 14 6, 345,150 2.48% 0.85% 9.77%
2019 108,040.638 52. 97 5, 723,229 2.79% 0.85% 21.34%
2018 110,913.905 43. 57 4, 832,939 2.86% 0.85% -4.22%
2017 108,917.929 45. 47 4, 952,405 3.06% 0.85% 13.85%
Year Units Unit Value Net Assets
Investment
Income Ratio
Expenses as a % of
Average Assets
Total
Return
2021 911.988 $ 202.36 $ 184,548 2.13% 0.85% 9.79%
2020 1, 189.707 181. 48 215,913 0.41% 0.85% 70.18%
2019 1, 162.067 115. 31 133,996 0.77% 0.85% 32.83%
2018 1, 653.280 66. 48 109,909 1.27% 0.85% -2.33%
2017 1, 745.347 68. 12 118,889 1.70% 0.85% 28.94%
Year Units Unit Value Net Assets
Investment
Income Ratio
Expenses as a % of
Average Assets
Total
Return
2021 16, 005.556 $ 202.36 $ 3, 238,854 2.32% 0.85% 11.46%
2020 16, 109.370 181. 48 2, 923,590 0.38% 0.85% 55.30%
2019 17, 350.207 115. 31 2, 000,619 0.78% 0.85% 33.47%
2018 30, 781.996 48. 70 1, 498,945 1.22% 0.85% -2.40%
2017 30, 781.996 49. 90 1, 535,874 1.61% 0.85% 28.90%
Admiral Class Qualified
Vanguard Wellington Fund
Admiral Class Non-Qualified
Vanguard U.S. Growth Fund (See Note B)
Admiral Class Non-Qualified
Federal Life Variable Annuity Account A
Notes to Financial Statements (Continued)
December 31, 2021
Note F - Summary of Units Outstanding, Unit Values,
Expenses and Total Return for Each of the Five Years
in the Period
Ended December 31 (Continued)
Vanguard U.S. Growth Fund (See Note B)
13
Year Units Unit Value Net Assets
Investment
Income Ratio
Expenses as a %
of Average Assets
Total
Return
2021 8,864.552 $ 4. 48 $ 39, 687 0.01% 0.85% -0.66%
2020 8,848.474 4.51 39, 949 0.11% 0.85% -1.47%
2019 1,033.206 4.53 4, 683 2.30% 0.85% 1.28%
2018 1,033.206 4.48 4, 624 1.92% 0.85% 0.92%
2017 1,033.206 4.43 4, 582 0.89% 0.85% -0.04%
Year Units Unit Value Net Assets
Investment
Income Ratio
Expenses as a %
of Average Assets
Total
Return
2021 174, 110.355 $ 4. 48 $ 779,501 0.01% 0.85% -0.80%
2020 184, 544.264 4.51 833, 184 0.46% 0.85% -0.39%
2019 187, 188.641 4.53 848, 494 2.14% 0.85% 1.28%
2018 187, 188.641 4.48 837, 793 1.74% 0.85% 0.92%
2017 178, 012.857 4.43 789, 468 0.81% 0.85% -0.05%
Federal Life Variable Annuity Account A
Notes to Financial Statements (Continued)
December 31, 2021
Note F - Summary of Units Outstanding, Unit Values,
Expenses and Total Return for Each of the Five Years
in the Period
Ended December 31 (Continued)
Vanguard Federal Money Market Fund
The expense ratio considers only the expense borne
directly by the separate account and excludes expenses
incurred directly by the
underlying funds or charged through the redemption
of units.
Investor Class Non-Qualified
Vanguard Federal Money Market Fund
Investor Class Qualified
14
When the inputs used to value an investment fall
into more than one level, the investment is classified
in its entirety based on the lowest
level input that is significant to that investment's
fair value measurement. Management's assessment of the significance of a particular input to the fair value measurement requires judgment
and is dependent on factors specific to the investment.
The Account invests in shares of open-end mutual funds
which calculate a daily NAV based on the value of the
underlying securities in
their portfolios. As a result, and as required by law, shares of open-ended mutual funds are purchased and redeemed at their quoted
daily NAV as reported by Vanguard at the close of
each business day.
Note G - Fair Value Measurements
GAAP defines fair value as the price that would be
received to sell an asset or paid to transfer a liability
in an orderly transaction between
market participants in the principal market or, in the absence of a principal market, the most advantageous market accessible to the
reporting entity at the measurement date. Under GAAP,
the principal market is the market in which the
reporting entity would sell the
asset or transfer the liability with the greatest
volume and level of activity. The most advantageous
market, which may be a hypothetical
market, is the market in which the reporting entity
 would sell the asset or transfer the liability with
the price that maximizes the amount
that would be received for the asset or minimizes
the amount that would be paid to transfer the
liability, considering transaction costs in
the respective market.
GAAP describes three approaches to measuring
fair value: the market approach, the income
approach and the cost approach. Each
approach includes multiple valuation techniques.
The standard does not prescribe which valuation
technique should be used when
measuring fair value, but does establish a fair
value hierarchy that prioritizes the inputs used
in applying the various techniques based on
the degree to which such inputs are observable to
 market participants. Inputs broadly refer to the assumptions that market participants use to make pricing decisions, including assumptions
about risk.
Level 3 - Unobservable inputs that cannot be corroborated
by market data. These inputs reflect management's best
estimate of fair value
using its own assumptions about the assumptions a market participant would use in pricing the asset or liability. Federal Life Variable Annuity Account A
Notes to Financial Statements (Continued)
December 31, 2021
Level 2 - Observable market-based inputs or
unobservable inputs that are corroborated by market
data. These inputs may include quoted
prices in a market that is not active.
Level 1 - Quoted prices (unadjusted) for identical
assets or liabilities in active markets as of the
 reporting date. Active markets are those in
which transactions for the asset or liability
occur in sufficient frequency and volume to
provide pricing information on an ongoing basis.
The Account's investments are classified in
one of the following three categories based
upon the inputs used to determine their
respective fair values:
15
Level 1 Level 2 Level 3 Total
Vanguard Wellesley Income Fund Admiral
Class Non-Qualified $ 1,575,651 $ 0 $ 0
$ 1, 575,651
Vanguard Long-Term Corporate Fund
Investor Class Qualified 59 0 0 59
Vanguard Long-Term Corporate Fund
Admiral Class Non-Qualified 669, 855
0 0 669,855
Vanguard Windsor Fund Admiral Class
Qualified 1,026,944 0 0 1,026,944
Vanguard Windsor Fund Admiral Class
Non-Qualified 15,673,998 0 0 15, 673,998
Vanguard Wellington Fund Investor Class
Qualified 154, 993 0 0 154,993
Vanguard Wellington Fund Admiral Class
Non-Qualified 7,539,210 0 0 7,539,210
Vanguard U.S. Growth Fund (See Note B)
Admiral Class Qualified 193, 345 0 0 193,345
Vanguard U.S. Growth Fund (See Note B)
Admiral Class Non-Qualified 3,250,714 0
0 3,250,714
Vanguard Federal Money Market Fund Investor
Class Qualified 40, 127 0 0 40, 127
Vanguard Federal Money Market Fund Investor
Class Non-Qualified 788, 361 0 0 788,361
Total Investments $ 30, 913,257 $ 0 $ 0
$ 30, 913,257
Where quoted market prices are available
in an active market, securities are classified
within Level 1 of the valuation hierarchy.
The following table presents information about
the Account's assets measured at fair value on
a recurring basis as of December 31, 2021 and
indicates the fair value hierarchy of the valuation
 techniques utilized by the Account to determine
such fair value:
Federal Life Variable Annuity Account A
Notes to Financial Statements (Continued)
December 31, 2021
Note G - Fair Value Measurements (Continued)
Fair Value Measurements
0 bakertilly
Report of Independent Registered Public
Accounting Firm
To the Contract Owners and the Board of
Directors of
Federal Life Variable Annuity Account A
Federal Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying statement
of assets and liabilities of Federal Life
Variable Annuity
Account A (the Account) (comprising, respectively,
Vanguard Wellesley Income Fund, Vanguard Long-Term
Corporate Fund, Vanguard Windsor Fund, Vanguard
Wellington Fund, Vanguard U.S. Growth Fund and
Vanguard Federal Money Market Fund) as of December
 31, 2021 and the related statements of operations
and changes in net assets for the years ended
December 31, 2021 and 2020 and the related notes
and the
financial highlights in Note F for the years
ended December 31, 2021, 2020 and 2019,
(collectively referred to
as the financial statements). In our opinion,
the financial statements present fairly,
in all material respects, the
financial position of each of the respective
subaccounts of Federal Life Variable Annuity
 Account A as of
December 31, 2021, and the results of its
operations and changes in their net assets
and the financial
highlights for the years then ended, in
conformity with accounting principles generally
accepted in the United
States of America.
The financial highlights in Note F for each
of the years in the two year period ended
December 31, 2018 were
audited by other auditors whose report dated
 February 21, 2019, expressed an unqualified
opinion on the
financial highlights in Note F.
Basis for Opinion
These financial statements are the
responsibility of the Account's management.
 Our responsibility is to
express an opinion on the Account's financial
statements based on our audits. We are a public
accounting
firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are
required to be independent with respect to the Account
in accordance with the U.S. federal securities laws
and the applicable rules and regulations of the Securities
 and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards
of the PCAOB. Those standards require that we
plan and perform the audit to obtain reasonable assurance
 about whether the financial statements are free of
material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control
over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting.
Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing
 procedures that respond to those risks. Such
procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that our audits provide a reasonable basis
for our opinion.
Baker Tilly US, LLP, trading as Baker Tilly, is a member
of the global network of Baker Tilly International Ltd.,
the members of which are
separate and independent legal entities.
nA/KeA- Iti, US GL?
We have served as the Account's auditor since 2019.
Milwaukee, Wisconsin
February 22, 2022
0 bakertilly
Report of Independent Registered Public Accounting Firm
To the Contact Owners and the Board of Directors of
Federal Life Variable Annuity Account A
Federal Life Insurance Company
In planning and performing our audit of the financial statements of Federal Life Variable Annuity Account A
(the Account) (comprising, respectively, Vanguard
Wellesley Income Fund, Vanguard Long-Term Corporate
Fund, Vanguard Windsor Fund, Vanguard Wellington Fund, Vanguard U.S Growth Fund and Vanguard
Federal Money Market Fund) as of and for the year ended December 31, 2021, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), we considered the
Account's internal control over financial reporting, including controls over safeguarding securities, as a basis
for designing our auditing procedures for the purpose
of expressing our opinion on the financial statements
and to comply with the requirements of Form N-CEN,
but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion.
The management of the Account is responsible for establishing and maintaining effective internal control over
financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of
controls. A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting
and the preparation of financial statements for
external purposes in accordance with generally accepted accounting principles (GAAP). A company's internal control over financial reporting includes those policies
and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with
GAAP and that receipts and expenditures of the company
are being made only in accordance with
authorizations of management and directors of the company;
 and (3) provide reasonable assurance regarding
prevention or timely detection of unauthorized acquisition, use or disposition of a company's assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control
over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes
in conditions or that the degree of compliance with
the policies or procedures may deteriorate.
A deficiency in internal control over financial
reporting exists when the design or operation of a
control does
not allow management or employees, in the normal
course of performing their assigned functions,
to prevent
or detect misstatements on a timely basis. A
material weakness is a deficiency or combination
of deficiencies,
in internal control over financial reporting,
such that there is a reasonable possibility that
a material
misstatement of the Account's annual or interim
financial statements will not be prevented or
detected on a
timely basis.
Our consideration of the Account's internal
control over financial reporting was for the
limited purpose
described in the first paragraph and would not
necessarily disclose all deficiencies in internal
control that
might be material weaknesses under standards
established by the PCAOB. However, we noted no
deficiencies in the Account's internal control
over financial reporting and its operation,
including controls over
safeguarding securities, that we consider to be
a material weakness as defined above as of December
31,
2021.
Baker Tilly US, LLP, trading as Baker Tilly,
is a member of the global network of Baker Tilly International Ltd., the members of which are separate and independent legal entities.
ni/Km-II US uy9
This report is intended solely for the information
and use of management and the Board of Directors of
Federal Life Variable Annuity Account A and the
Securities and Exchange Commission and is not
intended to
be and should not be used by anyone other than these
specified parties.
Milwaukee, Wisconsin
February 22, 2022